SENIOR PREFERRED STOCK
PAR VALUE $0.01                                             INCORPORATED UNDER
THE LAWS OF THE                                             STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN
KANSAS CITY,MISSOURI OR
NEW YORK, NEW YORK                                        CUSIP 67104Q 20 5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS












FULLY PAID AND NON-ASSESSABLE SHARES OF SENIOR PREFERRED STOCK OF

O'Sullivan Industries Holdings, Inc.,(herein referred to as the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed . This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         Witness the seal of the Corporation and the signatures of its duly authorized officers.

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                                    BACK

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT  ____________Custodian____________
                                                               (Cust)               (Minor)

TEN ENT  -  as tenants by the entireties                    under Uniform Gifts to Minors Act

JT TEN   -  as joint tenants with right                     _________________________________
            of survivorship and not as                                   (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

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    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.

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_________________________________________________________________________ SHARES
OF THE SENIOR PREFERRED STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________
_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,_____________

                                X --------------------------------------
          NOTICE:                               SIGNATURE

THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRES-         X --------------------------------------
POND WITH THE NAME(S) AS                        SIGNATURE
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICU-
LAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE
WHATEVER.

                                ----------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                AN ELIGIBLE GUARANTOR INSTITUTION AS
                                DEFINED IN RULE 17Ad-15 UNDER THE
                                SECURITIES AND EXCHANGE ACT OF 1934, AS
                                AMENDED.
                                ----------------------------------------

                                SIGNATURE(S) GUARANTEED BY:





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